LOOMIS SAYLES INVESTMENT GRADE BOND FUND

Supplement dated June 29, 2018 to the Prospectus of Loomis Sayles Investment Grade Bond Fund (the “Fund”),

dated February 1, 2018, as may be revised or supplemented from time to time.

Effective July 1, 2018, Loomis, Sayles & Company, L.P. has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses (exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses) to 0.78%, 1.53%, 0.48%, 0.78, 0.53% and 1.03% of the Fund’s average daily net assets for Class A, Class C, Class N, Class T, Class Y and Admin Class shares, respectively.

This undertaking is in effect through January 31, 2020.

Accordingly, effective July 1, 2018, the Annual Fund Operating Expenses table and the Example table within the section “Fund Fees & Expenses” are amended and restated as follows with respect to the Fund:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class N	Class T	Class Y	Admin Class
Management fees	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%	0.25%	0.00%	0.25%
Other expenses	0.17%	0.17%	0.08%	0.17%[1]	0.17%	0.38%[2]
Total annual fund operating expenses	0.82%	1.57%	0.48%	0.82%	0.57%	1.03%
Fee waiver and/or expense reimbursement[3]	0.04%	0.04%	0.00%	0.04%	0.04%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.78%	1.53%	0.48%	0.78%	0.53%	1.03%

1	Other expenses are estimated for the current fiscal year.
2	Other expenses include an administrative services fee of 0.20% for Admin Class shares.
3	Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 0.78%, 1.53%, 0.48%, 0.78%, 0.53% and 1.03% of the Fund’s average daily net assets for Class A, C, N, T, Y and Admin Class shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through January 31, 2020 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below the applicable expense limitations for Class A, C, N, T, Y and Admin Class shares. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the examples for Class A, Class C, Class T and Class Y are based on the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement assuming that such waiver and/or reimbursement will only be in place through the dates noted above and on the Total Annual Fund Operating Expenses for the remaining periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If shares are redeemed:
	1 year	3 years	5 years	10 years
Class A	$501	$669	$855	$1,390
Class C	$256	$489	$849	$1,862
Class N	$49	$154	$269	$604
Class T	$328	$499	$687	$1,232
Class Y	$54	$176	$312	$707
Admin Class	$105	$328	$569	$1,259

If shares are not redeemed:
	1 year	3 years	5 years	10 years
Class C	$156	$489	$849	$1,862

LOOMIS SAYLES INVESTMENT GRADE BOND FUND

Supplement dated June 29, 2018 to the Statement of Additional Information of Loomis Sayles Investment Grade Bond Fund

(the “Fund”), dated February 1, 2018, as may be revised or supplemented from time to time.

Effective July 1, 2018, Loomis, Sayles & Company, L.P. has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses (exclusive of brokerage expenses, interest expenses, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses) to 0.78%, 1.53%, 0.48%, 0.78%, 0.53% and 1.03% of the Fund’s average daily net assets for Class A, Class C, Class N, Class T, Class Y and Admin Class shares, respectively. This undertaking is in effect through January 31, 2020. Accordingly, effective July 1, 2018, the table regarding expense limits within the sub-section “Advisory Fees” in the section “Fund Charges and Expenses” is amended with respect to the Fund as follows:

Fund	Expense Limit	Date of Undertaking
Loomis Sayles Investment Grade Bond Fund
Class A	0.78%	July 1, 2018
Class C	1.53%	July 1, 2018
Class N	0.48%	July 1, 2018
Class T	0.78%	July 1, 2018
Class Y	0.53%	July 1, 2018
Admin Class	1.03%	July 1, 2018